UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2007

AEGIS ASSESSMENTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50213	72-1525702
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7975 Hayden Road, #D363, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 480-778-9140

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 29, 2007, David Smith resigned effective immediately as the Chief Financial Officer and as a member of the Board of Directors of Aegis Assessments, Inc. (the “Company”).   Mr. Smith did not resign as a result of a disagreement with the Company.

The resignation letter of Mr. Smith is attached hereto as Exhibit 99.1.

Item 9.01

Financial Statements and Exhibits.

(a)

Financial Statements.

None.

(b)

Pro Forma Financial Information.

None.

(c)

Exhibits.

99.1

Resignation letter of David Smith.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on June 4, 2007.

June 4, 2007	Aegis Assessments, Inc.

	By:	/s/ Richard Reincke
Richard Reincke
Interim Chief Executive Officer, President and Chief Operating Officer